SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

Quaker Investment Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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[	QUAKER BIOTECH PHARMA-HEALTHCARE FUND

March 12, 2009

Dear Shareholder:

A Proxy Statement/Prospectus relating to the Special Meeting of Shareholders of the Quaker Biotech Pharma-Healthcare Fund (the “Fund”) was recently mailed to you.  The Special Meeting was held and adjourned with respect to Proposal 1 on Wednesday, March 11, 2009, to be reconvened on Friday, April 3, 2009.  With respect to Proposal 1 described in the Proxy Statement/Prospectus, the Fund is seeking additional shareholder participation in order to approve the proposal.  As of the date of this letter, we have not received your vote.  If you have since submitted your vote, we thank you for doing so and ask that you disregard this letter.

As one of our larger shareholders, it is very important that your vote be received before the Meeting on April 3rd.  We request that you please take a moment now and cast your vote so that your shares may be represented.

We thank you for taking the time to carefully consider the proposal, and appreciate your vote and continued support for the Fund.

VOTING ONLY TAKES A MINUTE!  Another copy of your ballot(s) has been enclosed for your convenience.  Should you have any questions regarding the meeting agendas or to vote your shares by phone, please call the toll-free proxy information number 1-866-620-0678.  The following voting options have been established so that you may easily cast your vote:

1.
Vote by Telephone. You may cast your vote by calling our toll-free proxy hotline at 1-800-821-2803.  Representatives are available to record your vote Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

2.
You may cast your vote by signing, dating and mailing the enclosed proxy ballot(s) in the postage-prepaid return envelope provided.  If convenient for you, please utilize the telephone voting option above to ensure that your response is received in time for the adjourned Special Meeting on April 3, 2009.

Again, please do not hesitate to call toll-free 1-866-620-0678 if you have any questions regarding this matter. If you have voted since the mailing of this letter, we apologize for the follow up mailing and thank you for your participation.  As the date of the Meeting gets closer and if we still have not received your proxy, you may receive a call from The Altman Group, the Fund’s proxy solicitor, reminding you to exercise your right to vote.

THANK YOU IN ADVANCE FOR YOUR PARTICIPATION!

REG

QUAKER BIOTECH PHARMA-HEALTHCARE FUND

March 12, 2009

Dear Shareholder:

A Proxy Statement/Prospectus relating to the Special Meeting of Shareholders of the Quaker Biotech Pharma-Healthcare Fund (the “Fund”) was recently mailed to you.  The Special Meeting was held and adjourned with respect to Proposal 1 on Wednesday, March 11, 2009, to be reconvened on Friday, April 3, 2009.  With respect to Proposal 1 described in the Proxy Statement/Prospectus, the Fund is seeking additional shareholder participation in order to approve the proposal.  As of the date of this letter, we have not received your vote.  If you have since submitted your vote, we thank you for doing so and ask that you disregard this letter.

As one of our larger shareholders, it is very important that your vote be received before the Meeting on April 3rd.  We request that you please take a moment now and cast your vote so that your shares may be represented.

We thank you for taking the time to carefully consider the proposal, and appreciate your vote and continued support for the Fund.

VOTING ONLY TAKES A MINUTE!  Another copy of your ballot(s) has been enclosed for your convenience.  Should you have any questions regarding the meeting agendas please call the toll-free proxy information number 1-866-620-0678 Extension “612”.  The following voting options have been established so that you may easily cast your vote:

1.	Vote Through the Internet. You may cast your vote anytime using the Internet by logging on to www.proxyvote.com and following the instructions.
2.	Vote by Touch-tone Phone. You may cast your vote anytime by calling the toll-free number found on the enclosed proxy ballot(s).
3.
You may cast your vote by signing, dating and mailing the enclosed proxy ballot(s) in the postage-prepaid return envelope provided.  If convenient for you, please utilize one of the first two options above to ensure that your response is received in time for the adjourned Special Meeting on April 3, 2009.

Again, please do not hesitate to call toll-free 1-866-620-0678 Extension “612” if you have any questions regarding this matter.  If you have voted since the mailing of this letter, we apologize for the follow up mailing and thank you for your participation.

THANK YOU IN ADVANCE FOR YOUR PARTICIPATION!

OBO

QUAKER BIOTECH PHARMA-HEALTHCARE FUND

March 12, 2009

Dear Shareholder:

A Proxy Statement/Prospectus relating to the Special Meeting of Shareholders of the Quaker Biotech Pharma-Healthcare Fund (the “Fund”) was recently mailed to you.  The Special Meeting was held and adjourned with respect to Proposal 1 on Wednesday, March 11, 2009, to be reconvened on Friday, April 3, 2009.  With respect to Proposal 1 described in the Proxy Statement/Prospectus, the Fund is seeking additional shareholder participation in order to approve the proposal.  As of the date of this letter, we have not received your vote.  If you have since submitted your vote, we thank you for doing so and ask that you disregard this letter.

As one of our larger shareholders, it is very important that your vote be received before the Meeting on April 3rd.  We request that you please take a moment now and cast your vote so that your shares may be represented.

We thank you for taking the time to carefully consider the proposal, and appreciate your vote and continued support for the Fund.

VOTING ONLY TAKES A MINUTE!  Another copy of your ballot(s) has been enclosed for your convenience. Should you have any questions regarding the meeting agendas or to vote your shares by phone, please call the toll-free proxy information number 1-866-620-0678.  The following voting options have been established so that you may easily cast your vote:

1.
Vote by Telephone.  You may cast your vote by calling our toll-free proxy hotline at 1-800-821-2803.  Representatives are available to record your vote Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

2.	Vote Through the Internet. You may cast your vote anytime using the Internet by logging on to www.proxyvote.com and following the instructions.
3.	Vote by Touch-tone Phone. You may cast your vote anytime by calling the toll-free number found on the enclosed proxy ballot(s).
4.
You may cast your vote by signing, dating and mailing the enclosed proxy ballot(s) in the postage-prepaid return envelope provided.  If convenient for you, please utilize one of the first three options above to ensure that your response is received in time for the adjourned Special Meeting on April 3, 2009.

Again, please do not hesitate to call toll-free 1-866-620-0678 if you have any questions regarding this matter.  If you have voted since the mailing of this letter, we apologize for the follow up mailing and thank you for your participation.  As the date of the Meeting gets closer and if we still have not received your proxy, you may receive a call from The Altman Group, the Fund’s proxy solicitor, reminding you to exercise your right to vote.

THANK YOU IN ADVANCE FOR YOUR PARTICIPATION!

NOBO